Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,562.54
Total Fee Amount	2,562.54
Total Transaction Valuation	16,737,693.51
Total Offset Amount	0
Net Fee	$ 0